EXHIBIT 10.1

Execution Version

AMENDMENT NO. 1 TO ABL CREDIT AGREEMENT

This AMENDMENT NO. 1 TO ABL CREDIT AGREEMENT, dated as of April 26, 2019 (this “Agreement”), by and among MKS Instruments, Inc., a Massachusetts corporation (the “Borrower”), the other Loan Parties party hereto, Barclays Bank PLC (“Barclays”), as the administrative agent and the collateral agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below, and each Lender party hereto.

RECITALS:

WHEREAS, reference is made to the ABL Credit Agreement, dated as of February 1, 2019 and as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Agreement, the “Credit Agreement”), among the Borrower, the other Borrowers from time to time party thereto, the Lenders and L/C Issuers from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement), pursuant to which the Lenders provided the Borrower with a senior secured asset-based revolving credit facility in the amount of $100,000,000;

WHEREAS, each Loan Party under the Existing Credit Agreement expects to realize substantial direct and indirect benefits as a result of this Agreement becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party;

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein;

WHEREAS, the undersigned, constituting the Supermajority Lenders, are willing to agree to such amendments as set forth herein;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Credit Agreement Amendments. Effective as of the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended as follows:

The definition of “Borrowing Base” in the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrowing Base” means (a) the sum of 85% of Eligible Accounts of the Loan Parties; plus (b) either (i) with respect to any calculation conducted at any time prior to the completion of Administrative Agent’s and its third-party consultants’ and representatives’ initial field examination and appraisal of the Inventory of the Loan Parties after the Closing Date (it being understood that the Administrative Agent shall be permitted to conduct (or engage third parties to conduct) customary field examinations and inventory appraisals on the Inventory in its Permitted Discretion at any such time, and such initial field examination and inventory appraisal shall constitute a field examination and/or appraisal, as applicable, contemplated by Section 6.06(b)(i)), the lesser of (A) 20% of the net book value of Eligible Inventory of the Loan Parties located in the U.S. and (B) 30% of the Borrowing Base or (ii) with respect to any calculation conducted at any time thereafter, the lesser of (A) the lesser of (x) 65% of the lower of cost or market value (on a first-in-first-out basis) of Eligible Inventory of the Loan Parties and (y) 85% of the Net Orderly Liquidation Value of Eligible Inventory of the Loan Parties and (B) 30% of the Borrowing Base; minus (c) Reserves established by the Administrative Agent in the exercise of its Permitted Discretion. The Administrative Agent shall have the right, acting within the Administrative Agent’s Permitted Discretion, (x) to modify eligibility standards upon three (3) Business Days’ prior notice to MKS and (y) to establish and modify Reserves against the Borrowing Base upon three (3) Business Days’ prior notice to MKS (it being understood that on or after the third Business Day prior to the effectiveness of such establishment or modification, solely for purposes of incurring any new Credit Extension, the Borrowing Base shall be calculated after giving effect to such establishment or modification of Reserves).

In connection with any Post-Closing Acquisition, MKS may submit a Borrowing Base Certificate reflecting a calculation of the Borrowing Base that includes Eligible Accounts acquired in connection therewith (the “Acquired Eligible Accounts”) and, if Eligible Inventory has been included in the Borrowing Base pursuant to clause (b) of this definition above, Eligible Inventory acquired in connection therewith (the “Acquired Eligible Inventory”). From and after the Acquisition Date (as defined below), the Borrowing Base hereunder shall be calculated giving effect thereto; provided that prior to the occurrence of a Borrowing Base Examination with respect to such Acquired Eligible Accounts and Acquired Eligible Inventory, from the date such Post-Closing Acquisition is consummated (the “Acquisition Date”) until the date that is 60 days after the Acquisition Date, the aggregate amount of Acquired Eligible Accounts and Acquired Eligible Inventory included in the Borrowing Base prior to the completion of a Borrowing Base Examination with respect thereto shall not exceed 10% of the Borrowing Base (calculated after giving effect to the inclusion of the Acquired Eligible Accounts and Acquired Eligible Inventory as to which a Borrowing Base Examination has not occurred). From the 61st day following the Acquisition Date (or such later day as the Administrative Agent may agree) with respect to any applicable Acquired Eligible Accounts and Acquired Eligible Inventory, the Borrowing Base shall be calculated without reference to such Acquired Eligible Accounts and the Acquired Eligible Inventory until a Borrowing Base Examination has occurred with respect to such assets; it being understood and agreed that (x) no Default or Event of Default shall result from any failure for a Borrowing Base Examination with respect to Acquired Eligible Accounts or Acquired Eligible Inventory to occur on or prior to the dates indicated above and (y) any such Borrowing Base Examination with respect to Acquired Eligible Accounts or Acquired Eligible Inventory shall not count toward the limitations on the number of inventory appraisals and field examinations contained in Section 6.06(b).”

4.

Effective Date Conditions. This Agreement will become effective on the date (the “Amendment No. 1 Effective Date”), on which each of the following conditions have been satisfied in accordance with the terms therein:

(a)	Executed Amendment. The Administrative Agent (or its counsel) shall have received duly executed counterparts of this Agreement;

(b)

Representations and Warranties. The representations and warranties of the Borrowers and the other Loan Parties contained in Article V of the Credit Agreement and in any other Loan Document shall be (i) in the case of representations and warranties qualified by “materiality,” “Material Adverse Effect” or similar language, true and correct in all respects on the date of hereof and (ii) in the case of all other representations and warranties, true and correct in all material respects, in each case, on and as of the date hereof, in each case, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on the basis set forth above as of such earlier date;

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(c)	No Default. No Default or Event of Default shall have occurred and be continuing on the Amendment No. 1 Effective Date immediately after giving effect to this Amendment; and

(d)

Payment of Fees. The Administrative Agent shall have received all fees and other amounts previously agreed to in writing by the Arrangers and the Borrower to be due on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date (or such later date as is reasonably agreed by the Borrower), legal fees and expenses and the fees and expenses of any other advisors in accordance with the terms of the Credit Agreement.

5.	Representations and Warranties. By its execution of this Agreement, each Loan Party (and solely in the case of clause (d) below, each Borrower) hereby represents and warrants that:

(a)	such Loan Party has all requisite corporate or other organizational power and authority to execute, deliver and perform its obligations under this Agreement;

(b)

the execution, delivery and performance by such Loan Party of this Agreement (x) have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action, and (y) do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, any Contractual Obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject except in the case of this clause (ii) any such conflict, breach or contravention that would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect or (iii) violate any Law, except in any case for such violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(c)

this Agreement has been duly executed and delivered by each Loan Party that is party hereto, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, examinership, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law); and

(d)

both immediately before and after giving effect to the Amendment No. 1 Effective Date, (i) the representations and warranties of the Borrowers and the other Loan Parties contained in Article V of the Credit Agreement and in any other Loan Document shall be (A) in the case of representations and warranties qualified by “materiality,” “Material Adverse Effect” or similar language, true and correct in all respects on the date of hereof and (B) in the case of all other representations and warranties, true and correct in all material respects, in each case, on and as of the date hereof, in each case, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on the basis set forth above as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing.

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6.	Reaffirmation of the Loan Parties; Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)

Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Senior Credit Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents. Except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force.

(b)

The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(c)

On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Agreement.

7.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.01 of the Credit Agreement.

8.

Integration. This Agreement constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Amendment No. 1 Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

9.	Severability. The provisions of Section 10.12 of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if originally made a part hereof.

10.

GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTION 10.13 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF ORIGINALLY MADE A PART HEREOF.

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11.

Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

12.

Loan Document. On and after the Amendment No. 1 Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived by the parties hereto solely as set forth in Section 7 above).

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

MKS INSTRUMENTS, INC.

By:	/s/ Seth H. Bagshaw
	Name:	Seth H. Bagshaw
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

NEWPORT CORPORATION

By:	/s/ Seth H. Bagshaw
	Name:	Seth H. Bagshaw
	Title:	President and Treasurer

ELECTRO SCIENTIFIC INDUSTRIES, INC.

By:	/s/ Seth H. Bagshaw
	Name:	Seth H. Bagshaw
	Title:	President and Treasurer

ESI INTERNATIONAL CORPORATION

By:	/s/ Seth H. Bagshaw
	Name:	Seth H. Bagshaw
	Title:	President and Treasurer

[Signature Page to First Amendment to ABL Credit Agreement]

ESI CHINA, INC.

By:	/s/ Seth H. Bagshaw
	Name:	Seth H. Bagshaw
	Title:	President and Treasurer

ESI LEASING, LLC

By:	/s/ Kathleen F. Burke
	Name:	Kathleen F. Burke
	Title:	Manager

[Signature Page to First Amendment to ABL Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent and as a Lender

By:	/s/ Komal Ramkirath
	Name:	Komal Ramkirath
	Title:	Assistant Vice President

[Signature Page to First Amendment to ABL Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matthew T. O’Keefe
	Name:	Matthew T. O’Keefe
	Title:	Senior Vice President

[Signature Page to First Amendment to ABL Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Manuel Burgueno
	Name:	Manuel Burgueno
	Title:	Senior Vice President

[Signature Page to First Amendment to ABL Credit Agreement]